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                                                                 EXHIBIT 10.46.3

                                                                [CONFORMED COPY]

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                           MASTER SUB-LICENSE AGREEMENT

                                    BETWEEN

                          TRANS WORLD AIRLINES, INC.

                                    ("TWA")

                                      AND

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION

                 PURSUANT TO THE ACQUIRED SLOT TRUST AGREEMENT

                         DATED AS OF DECEMBER 9, 1997

                     11 1/2% SENIOR SECURED NOTES DUE 2004


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

                         MASTER SUB-LICENSE AGREEMENT

     THIS MASTER SUB-LICENSE AGREEMENT dated as of December 9, 1997 (herein, together with all supplements and amendments hereto, this "Agreement"), made by TRANS WORLD AIRLINES, INC., a Delaware corporation, having an office at 515 N. 6th Street, St. Louis, Missouri 63101 (herein, together with its successors and assigns, "TWA") and the trust existing under the Acquired Slot Trust Agreement Declaration of Trust, dated as of December 9, 1997 (the "Slot Trust"), with FIRST SECURITY BANK, NATIONAL ASSOCIATION, a banking association organized under the laws of the United States, having an office at 79 South Main Street, Salt Lake City, Utah 84111 (herein, together with its successors in trust and assigns, the "Slot Trustee").

                               R E C I T A L S:

     WHEREAS, TWA and First Security Bank, National Association, as Trustee, have contemporaneously herewith entered into that certain Indenture dated as of December 9, 1997 (the "Indenture") providing for the issuance of $140,000,000 aggregate principal amount outstanding of 11 1/2% Senior Secured Notes due 2004; and

     WHEREAS, TWA granted, assigned, transferred and conveyed to the Slot Trust by the Deed of Conveyance (as defined in the Definitions Appendix described below) all of the Acquired Slots set forth in Schedule I to the Acquired Slot Trust Agreement; and from time to time hereafter TWA may assign, transfer and convey to the Slot Trust other Slots pursuant to any Subsequent Deed of Conveyance. All Slots so conveyed to the Slot Trust by the Deed of Conveyance and Subsequent Deeds of Conveyance (as defined in the Definitions Appendix) together constitute the "Acquired Slots"; and

     WHEREAS, the Slot Trustee has agreed to grant to TWA an exclusive sub-license (the "Sub-License") to use the Acquired Slots in accordance with this Agreement; and

     WHEREAS, as security for the due and punctual payment, performance and observance in full of the Obligations (as defined in the Definitions Appendix), TWA pledged, among other things, the Beneficial Interest and the Beneficial Interest Certificate, to the Collateral Agent on behalf of the holders of the Securities; and

     WHEREAS, TWA has duly authorized the execution and delivery of this Agreement.

     NOW, THEREFORE, both parties agree as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Securities (the "Holders").

     ARTICLE 1.  DEFINITIONS AND INCORPORATION BY REFERENCE

     Section 1.01.  Definitions.  Capitalized terms used and not otherwise
                    -----------
defined herein shall have the meanings ascribed to such terms in Section 1 of the Definitions Appendix attached to

                                       1

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the Indenture as Appendix I, which shall be a part of this Master Sub-License
Agreement as if fully set forth in this place.

     Section 1.02.  Rules of Construction.  The rules of construction for this
                    ---------------------
Master Sub-License Agreement are set forth in Section 2 of the Definitions Appendix.

                            ARTICLE 2.  SUB-LICENSE

     Section 2.01.  Grant of Sub-License.  The Slot Trust does hereby grant unto
                    --------------------
TWA an exclusive Sub-License to use the Acquired Slots, subject to the terms hereof and, except as otherwise provided herein, TWA shall not be required to pay any fee for such Sub-License. The reference to the Slot Trustee having "licensed-back" to TWA the Acquired Slots in the parties' facsimile transmittal to the Office of Slot Administration, Office of the Chief Counsel - Slot Transfers, Federal Aviation Administration, dated December 8, 1997, refers to the Sub-License granted unto TWA by this Section 2.01.

                       ARTICLE 3.  NATURE OF SUB-LICENSE

     Section 3.01.  Non-Proprietary Nature.  The Sub-License shall be deemed to
                    ----------------------
be in the nature of a usufruct and not a proprietary right, and the interest of TWA under this Agreement shall be terminable in accordance with the terms and conditions hereof.

                    ARTICLE 4.  REPRESENTATION AND WARRANTY

     Section 4.01.  Representation and Warranty.  TWA represents and warrants
                    ---------------------------
that it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as conducted on the date hereof, and has all such power and authority as is necessary to enter into this Agreement.

                             ARTICLE 5  COVENANTS

     Section 5.01.  Covenants.  TWA covenants and agrees that:
                    ---------

          (a) It shall use the Acquired Slots, or cause the Acquired Slots to be used, in a manner consistent with Title 14 (including the percentage use requirement contained therein) or other regulations established by any lawful authority (unless noncompliance with such provision or regulations is otherwise waived or consented to by the FAA or such authority, as the case may be). TWA shall not use the Acquired Slots for international or essential air service operations as defined by the FAA. TWA shall file all such reports as are required by the FAA or by any other lawful authority to protect each Acquired Slot in form and content in compliance with the provisions of Title 14 or other regulations established by any other lawful authority, which reports shall be delivered to

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     the FAA or such other lawful authority on a timely basis. On or before the tenth Business Day of each month TWA shall furnish to the Slot Trustee a certificate as to its compliance with this Agreement for the immediately preceding three months in substantially the form of Exhibit 1 to this Agreement.

          (b) Except as expressly permitted in this Section 5.01(b), TWA shall not transfer, sub-license or otherwise grant to others rights with respect to the Acquired Slots, and any such non-permitted transfer, sub-license or other grant by TWA shall be null and void. TWA may, in the Ordinary Course Of Business, (i) enter into Slot Trades, and (ii) sub-license and agree to sub-license, directly or indirectly, to air carriers the right to use Acquired Slots (such licenses in this clause (ii) hereinafter referred to as the "Third Party Licenses"), provided that, (A) TWA shall not have outstanding at any one time Third Party Licenses with a Remaining Term of longer than twenty-four (24) months with respect to more than forty percent (40%) of the number of Acquired Slots; (B) in the case of an indirect Third Party License with respect to an Acquired Slot, the direct third party sublicensee shall contractually bind itself with TWA to promptly sub-license the right to use any such Acquired Slot to an air carrier; (C) TWA shall not enter into or agree to enter into any Third Party License with a Remaining Term of longer than fifteen (15) months after its receipt of notice of a Default under Section 6.01(f) of the Indenture or after the occurrence of any other Default under the Indenture and so long as any such Default shall continue and (D) TWA shall not accept prepayments of rentals in connection with Third Party Licenses.

          (c) The rights of all sub-licensees claiming from or under TWA under any and all Third Party Licenses, except as otherwise provided with respect to Prior Third-Party Licenses, are subject and subordinate in all respects to the terms of this Master Sub-License Agreement and the Slot Trust. TWA shall use commercially reasonable efforts to obtain, as promptly as practicable, from each licensee under a Prior Third Party License an agreement (for the express benefit of the Slot Trustee) that, and as a condition to entering into any Third Party License, TWA will require each prospective sub-licensee to agree (for the express benefit of the Slot Trustee) that, upon receipt of notice from the Slot Trustee that this Master Sub-License Agreement has been terminated, it will promptly either
     (i) (A) attorn to the Slot Trustee for the then scheduled Remaining Term of the Third-Party License and acknowledge that, thereafter, its rights with respect to the relevant Acquired Slot have terminated, and (B) agree that for the Remaining Term of such Third Party License it will make license payments directly to the Slot Trustee in an amount equal to the higher of
     (1) the payments that, from time to time, would have been due and payable under the terms of the Third-Party License, or (2) monthly fair market value license payments with respect to the relevant Acquired Slot, or (ii) acknowledge that such Third Party License, and the Third-Party Licensee's rights with respect to the relevant Acquired Slot, shall terminate sixty
     (60) days after notice from the Slot Trustee to such licensee of the Slot Trustee's election to terminate such license. TWA shall not extend and shall not, in any material respect, amend the Prior Third Party Licenses described in Schedule II to the Acquired Slot Trust Agreement, except on terms complying with this paragraph and Section 5.01(b).

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

          (d) TWA shall pay any reasonable fees or expenses incurred by the Slot Trust or Slot Trustee in connection with being the holder of record at the FAA of any Acquired Slot or the right to use any Acquired Slot.

          (e) TWA shall take any action necessary to maintain the Slot Trust as the holder of record at the FAA of the Acquired Slots.

             ARTICLE 6.  EVENT OF LOSS; RELEASE OF ACQUIRED SLOTS

     Section 6.01.  Event of Loss.  (a) On the occurrence of an Event of Loss
                    -------------
with respect to an Acquired Slot, TWA shall give the Slot Trustee prompt notice thereof and shall satisfy the Substitution Requirements.

          (b) Upon compliance by TWA with its obligations above, with Article 7 hereof and with any applicable requirements of the TIA, and upon Request and payment by TWA of the Slot Trustee's costs (including reasonable legal fees and disbursements) incurred in connection with the foregoing, and provided that any Slot which may be assigned, transferred and conveyed to the Slot Trust as provided above shall immediately upon such assignment, transfer and conveyance for all purposes under the Indenture, the Pledge Agreement, the Declaration, any Subsequent Deed of Conveyance and this Agreement become and be an Acquired Slot, the Slot Trust shall execute and deliver the required documents, assigning, transferring and conveying the Acquired Slot which was the subject of the Event of Loss to TWA or its designee, without recourse, whereupon such Acquired Slot shall cease to be an Acquired Slot for all purposes of the Indenture and the Operative Documents, including this Agreement.

     Section 6.02.  Release of Acquired Slots.  Upon Request and payment by TWA
                    -------------------------
of the Slot Trustee's costs (including reasonable legal fees and disbursements) incurred in complying with such Request:

          (a) Sale to Third Parties. So long as no Event of Default has occurred and is continuing or would result therefrom, the Slot Trust shall assign, transfer and convey to TWA or its designee, without recourse, any Acquired Slot that is the subject of a contract of sale pursuant to which TWA has agreed to sell such Acquired Slot in the Ordinary Course, on an arm's-length basis to an unaffiliated third party within ninety (90) days after the date of such release, which contract contains only closing conditions that are customary to a sale of that kind at that time and which sale is not a "sale/leaseback" or other similar transaction used by TWA as a financing vehicle, but only if TWA shall comply with the Substitution Requirements.

          (b) Release of Acquired Slots Upon Partial Prepayment. Simultaneously with or promptly following the cancellation of any Securities, whether pursuant to a partial repurchase of any Securities pursuant to any Offer to Purchase under the Indenture, following a tender of Securities in connection with a tender offer therefor or otherwise and subject to compliance by the Company with the Preconditions, and provided that

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     after giving effect to such release of Acquired Slots, the Company will be in compliance with the Security Ratio requirements set forth in the definition thereof, the Slot Trustee shall assign, transfer and convey to TWA or its designee without recourse the Acquired Slots set forth in
     Schedule 1 hereto (the "Released Slots") based upon the reduction in the amount of Securities Outstanding to an amount equal to or less than the level specified for the release of particular Acquired Slots as set forth in said Schedule 1 (the "Release Trigger").

          (c) Release of Acquired Slot. Subject to the conditions and upon compliance with all of the requirements of this Section 6.02 and Article 7 hereof and any applicable requirements of the TIA, and provided that any Slot which may be assigned, transferred and conveyed to the Slot Trust shall immediately upon such assignment, transfer and conveyance, for all purposes under the Indenture, the Pledge Agreement, the Declaration, any Subsequent Deed of Conveyance and this Agreement become and be an Acquired Slot, the Acquired Slot or Acquired Slots, as the case may be, released pursuant to Section 6.02(a) or 6.02(b), as the case may be, shall cease to be Acquired Slots for all purposes hereof and of the Indenture and the Operative Documents (unless later reassigned, retransferred and reconveyed to the Slot Trust).

                  ARTICLE 7.  SUBSEQUENT DEEDS OF CONVEYANCE

     Section 7.01.  Subsequent Deeds of Conveyance.  If and whenever TWA shall
                    ------------------------------
be required to assign, transfer and convey Slots to the Slot Trust or if TWA shall at any time desire to assign, transfer and convey Slots to the Slot Trust, TWA will furnish to the Slot Trustee the following:

          (a) a Subsequent Deed of Conveyance duly executed by TWA, appropriately describing and identifying such Slots; and

          (b) an Opinion of Counsel, dated the date of execution of said Subsequent Deed of Conveyance, stating that:

          (i) all necessary filings have been made with the FAA to effect the transfer of such Slots from TWA to the Slot Trust pursuant to Title 14, Code of Federal Regulations, Part 93.221 (the "FAA Slot Regulations"), and TWA has received confirmation from the FAA of the transfer of such Slots to the Slot Trust and of the license-back to TWA pursuant to the Subsequent Deed of Conveyance and this Agreement; the Slot Trust owns such Slots subject to the transfers permitted under the Subsequent Deed of Conveyance and this Agreement and owns such Slots free and clear of all liens and interests of others except as may be provided herein and the Slot Trust has been identified as the owner and holder of record of each such Slot pursuant to the FAA Slot Regulations; TWA has been identified as the operator of record of such Slots (subject to transfers permitted under the Subsequent Deed of Conveyance and this Agreement) and such right to use such Slots has been duly recorded in the name of TWA pursuant and subject to the FAA Slot Regulations; and

          (ii) except as described in subsection 7.01(b)(i) above, no authorization, approval, consent or license of the FAA or the Department of Transportation of the United States is required for the execution, delivery, or performance of the Subsequent Deed of Conveyance by TWA; and

          (c) Such Officers' Certificates, Opinions of Counsel or other documents, if any, as the TIA may require or the Slot Trustee may reasonably require.

                ARTICLE 8.  REMEDIES UPON DEFAULT OR FAA ACTION

     Section 8.01.  Remedies upon Default or FAA Action.  (a) The parties
                    -----------------------------------
acknowledge and agree that the primary operating authority represented by a Slot exists at the discretion of the FAA, acting pursuant to Title 14 and statutory authority, and that the FAA may terminate, cancel, withdraw or revoke a Slot or amend or revoke the regulation which permits Slots to be bought and sold and thereby gives them value (any of the foregoing, an "FAA Action"). The parties further acknowledge and agree that any of these actions by the FAA would substantially impair the rights of the Slot Trustee and the value of the Collateral.

          (b)  It is understood and agreed between the parties that:

          (i) UPON THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER THE INDENTURE OR AN FAA ACTION AND DURING THE CONTINUANCE THEREOF, TWA SHALL DELIVER TO THE COLLATERAL AGENT, ALL CONSIDERATION TO BE RECEIVED BY TWA AFTER SUCH EVENT OF DEFAULT OR FAA ACTION (OTHER THAN THE RIGHT TO USE A SLOT, AS TO WHICH A PERSON OTHER THAN TWA IS THE HOLDER OF RECORD AT THE FAA) IN CONNECTION WITH A THIRD PARTY LICENSE OR SLOT TRADE; PROVIDED THAT IF SUCH CONSIDERATION IS A SLOT, AS TO WHICH TWA BECAME THE HOLDER OF RECORD AT THE FAA, SUCH SLOT SHALL BE ASSIGNED, TRANSFERRED AND CONVEYED TO THE SLOT TRUST AND SHALL BE HELD BY THE SLOT TRUST AS A SLOT TRUST ASSET;

          (ii) UPON THE ACCELERATION OF TWA'S OBLIGATIONS UNDER THE SECURITIES IN ACCORDANCE WITH THE INDENTURE, THIS AGREEMENT WILL, WITHOUT ANY ACTION BY ANY PARTY THERETO, TERMINATE AND TWA SHALL HAVE NO FURTHER RIGHT OR INTEREST IN THE ACQUIRED SLOTS AND THE SLOT TRUSTEE MAY TAKE SUCH ACTIONS AS NECESSARY TO CAUSE OR ALLOW THE TERMINATION OF OR ENFORCE ATTORNMENT OBLIGATIONS UNDER OR OTHERWISE DEAL WITH THIRD PARTY LICENSES AND SLOT TRADES, AND TO ASSIGN, TRANSFER AND CONVEY BY DEED OF CONVEYANCE, WITHOUT RECOURSE, WARRANTY OR REPRESENTATION THE ACQUIRED SLOTS; PROVIDED, THAT, IF SUCH

     ACCELERATION IS RESCINDED IN ACCORDANCE WITH SECTION 6.2 OF THE INDENTURE PRIOR TO THE SLOT TRUSTEE'S HAVING DISPOSED OF ANY OF THE ACQUIRED SLOTS, THIS AGREEMENT WILL, WITHOUT ANY ACTION BY ANY PARTY THERETO, BE REINSTATED WITH RESPECT TO THOSE SLOTS STILL HELD BY THE SLOT TRUSTEE AFTER TAKING ANY SUCH ACTION; AND

          (iii) IN FURTHERANCE OF THE FOREGOING, THE SLOT TRUSTEE IS HEREBY IRREVOCABLY APPOINTED THE TRUE AND LAWFUL ATTORNEY OF TWA, IN ITS NAME AND STEAD, TO THE EXTENT PERMITTED BY LAW, TO EXECUTE, FILE, REGISTER AND/OR RECORD ALL DOCUMENTS AND INSTRUMENTS OF ASSIGNMENT, TRANSFER AND SURRENDER OF THE ACQUIRED SLOTS (INCLUDING, WITHOUT LIMITATION, AN INSTRUCTION TO TRANSFER OPERATOR STATUS IN THE FORM ATTACHED HERETO AS EXHIBIT 2, A COPY OF WHICH HAS BEEN EXECUTED IN BLANK BY AN AUTHORIZED OFFICER OF TWA AND DELIVERED TO THE SLOT TRUSTEE, BUT WHICH MAY ALSO BE EXECUTED ON BEHALF OF TWA BY THE SLOT TRUSTEE PURSUANT TO THIS POWER OF ATTORNEY), AND ALL OTHER DOCUMENTS AND INSTRUMENTS, NECESSARY, OR IN THE GOOD FAITH OPINION OF THE SLOT TRUSTEE DESIRABLE, IN ORDER TO (X) RECORD OF RECORD WITH THE FAA ANY TERMINATION OF TWA'S RIGHTS OR INTERESTS IN THE ACQUIRED SLOTS UPON THE ACCELERATION OF TWA'S OBLIGATIONS UNDER THE SECURITIES IN ACCORDANCE WITH THE INDENTURE, (Y) UPON OR AT ANY TIME AFTER SUCH ACCELERATION, EFFECT THE TRANSFER OF TWA'S OPERATOR STATUS WITH RESPECT TO ANY OR ALL OF THE ACQUIRED SLOTS TO THE SLOT TRUSTEE OR A THIRD PARTY DESIGNATED BY THE SLOT TRUSTEE AND/OR (Z) OTHERWISE EFFECT THE ACTIONS THAT THE SLOT TRUSTEE IS AUTHORIZED, OR INTENDED TO BE AUTHORIZED, TO TAKE PURSUANT TO THE FOREGOING CLAUSES (i) AND (ii) OF THIS SECTION 8.01(b), AND MAY SUBSTITUTE ONE OR MORE PERSONS, FIRMS OR CORPORATIONS WITH LIKE POWER, TWA HEREBY RATIFYING AND CONFIRMING ALL THAT ITS SAID ATTORNEY OR SUCH SUBSTITUTE OR SUBSTITUTES SHALL LAWFULLY DO BY VIRTUE HEREOF; BUT IF SO REQUESTED BY THE SLOT TRUSTEE, TWA SHALL RATIFY AND CONFIRM ANY SUCH ACTION TAKEN IN ACCORDANCE WITH THIS POWER OF ATTORNEY AS MAY BE DESIGNATED IN ANY SUCH REQUEST. THE FOREGOING POWER OF ATTORNEY IS COUPLED WITH AN INTEREST, IS IRREVOCABLE AND SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT, PROVIDED ONLY THAT THE FOREGOING POWER OF ATTORNEY WILL TERMINATE UPON RECONVEYANCE OF THE ACQUIRED SLOTS TO TWA IN ACCORDANCE WITH SECTION 9.01 HEREOF.

          (c) In view of the nature of a Slot and the discretion given to the FAA with respect to Slots, the parties understand and agree that the termination, cancellation, withdrawal or revocation of the Acquired Slots or the amendment or revocation of the regulation which permits Slots to be bought and sold would cause a immediate and permanent detrimental effect upon the Slot Trust and the ability of the Holders to look to the pledge by TWA of the Beneficial Interest and the Beneficial Interest Certificate to secure TWA's obligations under the Securities and the Indenture. In accordance with the foregoing, upon the acceleration of TWA's obligations under the Securities in accordance with the Indenture, the Slot Trustee and TWA shall (unless such action on the part of the Slot Trustee is not consistent with action a prudent man would exercise or use under the circumstances in the conduct of his own affairs or is not required to authorize and permit the Slot Trustee to take the actions described in this sentence) apply for and use their best efforts to obtain a temporary restraining order and preliminary and final injunctive or other equitable relief authorizing and permitting the Slot Trustee to cancel, or confirming the cancellation of, this Agreement in accordance with Section 8.01(b) hereof, and authorizing and permitting the Slot Trustee to sell, assign, transfer and convey the Acquired Slots for a price and under such terms and conditions as may be commercially reasonable and/or to preserve, to the maximum extent possible, the value of the Acquired Slots.

          (d) In accordance with the foregoing, TWA further recognizes, understands and agrees that in the event of either a filing by TWA or a entry of an order or decree against TWA of a petition under the Bankruptcy Law then, and in either such event, the Slot Trust will only be protected adequately with respect to the Acquired Slots upon the immediate entry of an order providing either (i) for immediate abandonment of the Acquired Slots to the Slot Trust and a grant of authority to the Slot Trust to assign, transfer and convey the Acquired Slots and have the Collateral Agent hold any proceeds thereof for the benefit of the Holders or (ii) permitting TWA, at the sole discretion of the Slot Trustee, which may be revoked at any time as to any one or more or all of the Acquired Slots, to continue to use all of the Acquired Slots on a daily basis so as to prohibit the FAA from immediately terminating, canceling, withdrawing or revoking the rights thereunder.

     It is the position of the Slot Trust and TWA that under the terms of the Deed of Conveyance, any Subsequent Deed of Conveyance and this Agreement, TWA (for all purposes other than tax purposes) has assigned, transferred and conveyed (or, in the case of any Subsequent Deed of Conveyance, will have assigned, transferred and conveyed) its entire property interest, if any, in the Acquired Slots and can only acquire an interest therein upon satisfaction of all of the Obligations or under limited circumstances set forth in Article 6 hereof.

     In the event, however, that it is determined by a court of competent jurisdiction that a property interest in the Acquired Slots does so exist in TWA notwithstanding the failure of TWA to satisfy all of the Obligations or the existence of certain circumstances set forth in Article 6 hereof, then and in that event, the Slot Trustee and TWA agree that an order for adequate protection pertaining to the foregoing rights of the Slot Trust with respect to the Acquired Slots shall be immediately entered and TWA does hereby for itself and its successors and assigns, including without limitation a trustee in any proceeding instituted by or against TWA under the Bankruptcy Law, consent to the entry of a order providing for such adequate protection of the Slot Trust's interest in the Acquired Slots.

        ARTICLE 9.  TERMINATION AND RECONVEYANCE OF ALL ACQUIRED SLOTS

     Section 9.01.  Reconveyance of All Acquired Slots.  In the event that no
                    ----------------------------------
Default or Event of Default exists under the Indenture, and TWA satisfies all of the Obligations, then, and in that event, upon receipt by the Indenture Trustee of such satisfaction in immediately available funds, the Slot Trustee shall, without cost or charge to TWA (except as otherwise provided herein), reassign, retransfer and reconvey by deed of conveyance without recourse, representation or warranty to TWA, all of the Acquired Slots, except that the Slot Trustee shall represent and warrant that (except in accordance with Article 8 hereof), it has made no transfers of, or knowingly permitted any liens to be imposed upon, Acquired Slots other than the limited interest granted to TWA under this Agreement, and thereupon this Agreement (other than Article 10 hereof) shall terminate.

     Section 9.02.  Continued Effectiveness of Agreement.  If the reassignment,
                    ------------------------------------
retransfer or reconveyance referred to in Section 9.01 hereof is prohibited by any then applicable law or regulation, this Agreement (including Section 5.01(e) but otherwise excluding Articles 5, 6, 7, 11, 12, 13 and 14 hereof) will continue in effect until such time as the reassignment, retransfer or reconveyance of the primary operating authority with respect to the Acquired Slots is permitted.

                         ARTICLE 10.  INDEMNIFICATION

     Section 10.01. Indemnification by TWA.  TWA shall indemnify and hold
                    ----------------------
harmless the Slot Trustee to the extent provided to the Indenture Trustee under
Section 7.7 of the Indenture, and the Slot Trustee shall have those rights set forth in such Section 7.7 for the Indenture Trustee.

                            ARTICLE 11.  AMENDMENTS

     Section 11.01. Amendments.  (a) Except as provided in Section 11.01(b)
                    ----------
hereof, and subject to Section 4.11 of the Indenture and Article 9 of the Indenture, this Agreement may be amended by TWA and the Slot Trustee only with the affirmative vote of the Required Holders; provided, however, that the
                                              --------  -------
affirmative vote of each Holder shall be required to amend this Section 11.01.

          (b) TWA and the Slot Trustee may also amend this Agreement without the vote of the Holders if such parties each deem it necessary to cure any ambiguity, defect or inconsistency or conform this Agreement to the requirements of applicable laws so long as such amendment does not have a material adverse effect on the interests of the Holders.

                           ARTICLE 12.  ASSIGNMENTS

     Section 12.01. Rights of Assignment by TWA.  TWA and the Slot Trustee
                    ---------------------------
understand and agree that the interest of TWA under this Agreement is not assignable and that any attempt to assign all or any portion of this Agreement by TWA shall be null and void ab initio except for an assignment in connection with a merger, consolidation or sale of substantially all TWA's assets permitted under the Indenture.

                      ARTICLE 13.  INDEPENDENT APPRAISALS

     Section 13.01. Independent Appraisal Required Under Certain Circumstances.
                    ----------------------------------------------------------
Whenever a Permitted Substitute has been used or operated by a Person or Persons other than TWA, in a business similar to that in which it has been or is to be used or operated by TWA, within six (6) months prior to the date of its acquisition by TWA, or the fair value of any Acquired Slots or Collateral to be released, assigned or transferred by the Collateral Agent or the Slot Trust, together with all other Property so released, assigned or transferred since the commencement of the then-current calendar year or in any twelve (12) month period, as set forth in the certificate or certificates required by this Agreement, is ten percent (10%) or more of the aggregate principal amount of Securities at the time Outstanding, TWA will provide to the Slot Trustee such certificates and opinions, if any, as the TIA may require.

           ARTICLE 14.  RECEIPT OF CASH AND/OR INVESTMENT SECURITIES
                              BY THE SLOT TRUSTEE

     Section 14.01. Receipt of Cash And/or Investment Securities.  In the event
                    --------------------------------------------
the Slot Trust or the Slot Trustee (in its capacity as Slot Trustee) receives any Property (including, without limitation, cash and/or Investment Securities) other than Slots, such Property shall immediately be delivered to the Collateral Agent (which shall be evidenced by a certificate of the Collateral Agent delivered to the Slot Trustee, acknowledging receipt of such Property).

                           ARTICLE 15.  SLOT TRUSTEE

     Section 15.01. Rights and Duties of Slot Trustee.  Except as specifically
                    ---------------------------------
set forth herein, in the Pledge Agreement or in the Slot Trust Agreement, the Slot Trustee shall have no duty (i) to perform any recording or filing in connection with the Slot Trust Assets, (ii) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien owing with respect to, or assessed or levied against, any part of the Slot Trust Assets, or
(iii) to take any other actions in connection with the use, operation, management or maintenance of the Slot Trust Assets.

     Except as provided in Section 9.01 hereof, the Slot Trustee does not make and shall not be deemed to have made any representation or warranty, expressed or implied, as to the title, merchantability, compliance with specifications, condition, design, operation, fitness for use or for a particular purpose, or any other representation or warranty whatsoever, expressed or implied, with respect to the Slot Trust Assets.

     Section 15.02. References to Slot Trust and Slot Trustee.  All references
                    -----------------------------------------
in this Agreement and the other Operative Documents to the Slot Trust or the Slot Trustee shall be to both the Slot Trust and the Slot Trustee unless such a reference would render the provision in which it is contained meaningless or ambiguous.

                          ARTICLE 16.  MISCELLANEOUS

     Section 16.01  Notices; Waivers.  Any request, demand, authorization,
                    ----------------
direction, notice, consent, waiver or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with

          (a) TWA shall be sufficient for every purpose hereunder if in writing (including telecopied communications) and made, given, furnished or filed by personal delivery or mailed by first-class mail, or by a nationally recognized overnight courier, postage or courier charges, as the case may be, prepaid, to TWA at:

               Trans World Airlines, Inc.
               One City Centre
               515 N. 6th Street
               St. Louis, Missouri  63101

               Attention:  Senior Vice President & General Counsel

               Telecopier No.:  (314) 589-3267

          (b) the Slot Trustee shall be sufficient for every purpose hereunder if in writing (including telecopied communications) and made, given, furnished or filed by personal delivery or mailed by registered or certified mail, or by a nationally recognized overnight courier, postage or courier charges, as the case may be, prepaid, to or with the Slot Trustee at:

               First Security Bank, National Association
               79 South Main Street
               Salt Lake City, Utah  84111

               Attention:  Corporate Trust Department

               Telecopier No.:  (801) 246-5528

or to any of the above parties at any other address or telecopier number subsequently furnished in writing by it to each of the other parties listed above. An affidavit by any person representing or acting on behalf of TWA or the Slot Trustee as to such mailing, having any registry receipt required by this Section attached, shall be conclusive evidence of the giving of such demand, notice or communication.

     Any notice or communication mailed to a Holder shall be mailed to such Holder by first-class mail or by nationally recognized overnight courier, postage or courier charges, as the case may be, prepaid, at such Holder's address as it appears on the Register and shall be sufficiently given to such Holder if so mailed within the time prescribed.

     Failure to mail a notice or send a communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. Notices to the Slot Trustee or to TWA are deemed given only when received. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by the Holders shall be filed with the Slot Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     Section 16.02. Amendments, Etc.  Subject to Section 11.01, no amendment or
                    ---------------
waiver of any provision of this Agreement nor consent to any departure by TWA therefrom shall in any event be effective unless the same shall be in writing, and signed by the Slot Trustee and approved by the Required Holders if required hereby or by the Indenture, and then any such waiver or consent shall only be effective in the specific instance and for the specific purpose for which given.

     Section 16.03. No Waiver; Remedies.  (a) No failure on the part of the Slot
                    -------------------
Trustee to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative, may be exercised singly or concurrently, and are not exclusive of any remedies provided by law or the Indenture, the Securities or any of the other Operative Documents.

          (b) Failure by the Slot Trustee at any time or times hereafter to require strict performance by TWA or any other Person of any of the provisions, warranties, terms or conditions contained herein or in any of the Indenture, the Securities or any other Operative Documents now or at any time or times hereafter executed by TWA or any such other Person and delivered to the Slot Trustee shall not waive, affect or diminish any right of the Slot Trustee at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of the Slot Trustee or any agent, officer or employee of the Slot Trustee.

     Section 16.04. Conflict with Trust Indenture Act of 1939.  If and to the
                    -----------------------------------------
extent any provision of this Agreement limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive of the TIA, such imposed duties shall control.

     Section 16.05. Holidays.  In the event that any date for the payment of any
                    --------
amount due hereunder shall not be a Business Day, then (notwithstanding any other provision of this Agreement) such payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no interest shall accrue on such payment for the period from such due date to and including the next succeeding Business Day.

     Section 16.06. Successors and Assigns.  This Agreement and all obligations
                    ----------------------
of TWA hereunder shall be binding upon the successors and if permitted assigns of TWA, and shall, together with the rights and remedies of the Slot Trustee hereunder, inure to the benefit of the

Slot Trustee, the Holders, and their respective successors and assigns. Any assignment of this Agreement in violation of Section 12.01 herein shall be null and void ab initio.

     Section 16.07. Governing Law; Waiver of Jury Trial.  (a) The laws of the
                    -----------------------------------
State of New York shall govern this Agreement without regard to principles of conflict of laws.

          (b) TWA and the Slot Trustee each waive any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise arising out of, connected with, related to or incidental to the relationship established between them in connection with this Agreement. Instead, any disputes resolved in court will be resolved in a bench trial without a jury.

     Section 16.08. Indemnification.  TWA agrees to pay, and to save the Slot
                    ---------------
Trustee harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or Slot Trust Assets or in connection with any of the transactions contemplated by this Agreement.

     Section 16.09. Effect of Headings.  The Article and Section headings and
                    ------------------
the Table of Contents contained in this Agreement have been inserted for convenience of reference only, and are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

     Section 16.10. No Adverse Interpretation of Other Agreement.  This
                    --------------------------------------------
Agreement may not be used to interpret any agreement of TWA or any of its Subsidiaries which is unrelated to the Indenture, the Securities or the other Operative Documents. Any such other agreement may not be used to interpret this Agreement.

     Section 16.11. No Recourse Against Others.  A director, officer, employee
                    --------------------------
or stockholder, as such, of TWA shall not have any liability for any obligations of TWA under the Agreement or for any claim based on, in respect of or by reason of such obligations or its creation.

     Section 16.12. Counterpart Originals.  This Agreement may be signed in two
                    ---------------------
or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement.

     Section 16.13. Severability.  The provisions of this Agreement are
                    ------------
severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction, and a Holder shall have no claim therefor against any party hereto.

     Section 16.14. Benefits of Agreement Restricted.  Subject to the provisions
                    --------------------------------
of Sections 12.01 and 16.06, nothing in this Agreement, express or implied, shall give or be construed to give to any Person, firm or corporation, other than the parties hereto and their successors and the

Holders, any legal or equitable right, remedy or claim under or in respect of this Agreement or under any covenant, condition, or provision herein contained, all such covenants, conditions and provisions being for the sole benefit of the parties hereto and their successors and of the Holders.

     Section 16.15. Survival Provisions.  Notwithstanding any right of the
                    -------------------
Collateral Agent, the Initial Purchasers or any of the Holders to investigate the affairs of TWA, and notwithstanding any knowledge of facts determined or determinable by any of them pursuant to such investigation or right of investigations all representations, warranties and covenants of TWA contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the termination of this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Master Sub-License Agreement to be duly executed as of the date first written above.

                                    TRANS WORLD AIRLINES, INC.



                                    By:  /s/ Michael J. Lichty
                                         ---------------------------------------
                                         Name: Michael J. Lichty
                                         Title: Vice President
                                               Corpororate Finance



                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Slot Trustee on behalf of the Slot Trust



                                    By:  /s/ Nancy M. Dahl
                                         ---------------------------------------
                                         Name: Nancy M. Dahl
                                         Title: Vice President

                                                                       EXHIBIT 1

                                  CERTIFICATE
                                  -----------

     The undersigned, [Manager of Current Schedules and Industry Affairs] of Trans World Airlines, Inc. ("TWA"), DOES HEREBY CERTIFY THAT:

     1. This Certificate is delivered to the Slot Trustee pursuant to Article 5, Section 5.01(a) of the Master Sub-License Agreement dated as of December 9, 1997 (the "Master Sub-License Agreement") between TWA and First Security Bank, National Association, as Slot Trustee pursuant to the Acquired Slot Trust Agreement, dated as of December 9, 1997. All capitalized terms used herein and not otherwise defined have the respective meanings ascribed to them in the Master Sub-License Agreement or incorporated therein by reference.

     2. I am responsible for maintaining and managing the operation of slots (as such term is defined in 14 C.F.R. 93) for TWA.

     3. Except as noted on Schedule A attached hereto, during each of the one-month, two-month and three-month periods ending the last day of the month preceding the date of this Certificate:

          (a) all the Acquired Slots were operated by TWA or other carriers or both; and

          (b)  (i)    the Acquired Slots operated by TWA, and

               (ii) to the best of my knowledge based upon due inquiry, the Acquired Slots operated by all other carriers, and

               (iii) accordingly, to the best of my knowledge, all the Acquired Slots were used in a manner consistent with the usage and other requirements of 14 C.F.R. 93 and Section 5.01(a) of the Master Sub-License Agreement; and

          (c) no notice of non-compliance with FAA Slot Regulations has been received from the FAA with respect to any Acquired Slot.

DATED:_____________________                             BY:_____________________
                                                              NAME:
Att:  Schedule A (None - No Exceptions)

                                                                       EXHIBIT 2



                    INSTRUCTION TO TRANSFER OPERATOR STATUS

     The undersigned TRANS WORLD AIRLINES, INC. ("TWA") hereby authorizes and directs the Federal Aviation Administration, Office of Slot Administration (and any successor federal agency or office thereof, the "FAA") to assign, transfer and convey operator status of the right to conduct Instrument Flight Rule (as defined under the Federal Aviation Act of 1958, as amended) take-offs or landings in specified one-hour or half-hour periods set forth on Schedule A hereto (the "Slots") to __________________________________, and to record such assignment, transfer and conveyance of operator status on the records of the FAA.

     IN WITNESS WHEREOF, the undersigned, TWA, by and through its duly authorized officer does hereby execute this instruction to transfer the Slots ("Instruction") as of this ___ day of ____________, ________.


                                    TRANS WORLD AIRLINES, INC.


                                    By:  _______________________________
                                         Name:
                                         Title:


                                    ____________________________________
                                    (Name of Transferee)

                                    By:  _______________________________
                                         Name:
                                         Title:

By execution below, the Federal Aviation Administration
Office of Slot Administration, acknowledges receipt of this Instruction, this ___ day of __________, ________.


By:  _______________________________
     Name:
     Title:

                                                                       EXHIBIT 3

                             SLOT RELEASE SCHEDULE

          Released Slots                         Slot Release Trigger
          --------------                         --------------------

All Slots listed on Schedule I to  the           $100,000,000.00
Acquired Slot Trust Agreement

Note: Slots referred to are as of the date of the Master Sub-License Agreement. If additional or substitute Slots are conveyed to the Slot Trust in satisfaction of the Substitution Requirements, such substitute Acquired Slots shall be subject to release at the same time and under the same circumstances (and only at the same time and under the same circumstances) as the Acquired Slots for which they were substituted could have been released under the Master Sub-License Agreement.